------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported):  December 29, 2004

          CWABS, INC., (as depositor under the Pooling and Servicing
       Agreement, to be dated as of December 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
                                  2004-AB2).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                 333-118926                 95-4596514
---------------------------     -----------------    -----------------------
      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)            Identification No.)
      of incorporation)

       4500 Park Granada
      Calabasas, California                                       91302
----------------------------                              ------------------
      (Address of principal                                    (Zip Code)
       executive offices)
              Registrant's telephone number, including area code (818) 225-3237
                                                                 ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b)

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 8 -   Other Events

Item 8.01     Other Events.
              ------------

Pooling and Servicing Agreement; Characteristics of Initial Mortgage Loans
--------------------------------------------------------------------------

          CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Securities, Series 2004-AB2.

          A form of the Pooling and Servicing Agreement is annexed as Exhibit
4.1.

          The tables annexed as Exhibit 99.1 describe the characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9  -   Financial Statements and Exhibits
Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

        Not applicable.

(b) Pro forma financial information.
    -------------------------------

        Not applicable.

(c) Exhibits.
    --------

        Exhibit No.          Description
        -----------          -----------

        4.1                  Form of Pooling and Servicing Agreement

        99.1                 Initial Mortgage Loan Characteristics

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CWABS, INC.



                                            By: /s/ Leon Daniels, Jr.
                                                ---------------------
                                                Name:  Leon Daniels, Jr.
                                                Title:  Vice President


Dated:  January 13, 2005

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                     Description
-----------                     -----------

        4.1                  Form of Pooling and Servicing Agreement

        99.1                 Initial Mortgage Loan Characteristics